UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2013

Pizza Inn Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri                                                      0-12919                                           45-3189287
(State or other jurisdiction of incorporation)          (Commission File Number)          (IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas                                                                           75056
     (Address of principal executive offices)                                                                           (Zip Code)

Registrant’s telephone number, including area code: (469) 384-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On February 6, 2013, Pizza Inn Holdings, Inc. issued a press release discussing financial results of its second quarter of fiscal 2013 ended December 23, 2012, a copy of which is attached as Exhibit 99.1 hereto.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Pizza Inn Holdings, Inc. press release dated February 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pizza Holdings Inn, Inc.

Date: February 6, 2013	By:	/s/ Randall E. Gier
Randall E. Gier
President and Chief Executive Officer